SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 15, 1997



                             FORT JAMES CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Virginia
                 (State or other jurisdiction of incorporation)



               1-7911                               54-0848173
      (Commission File Number)         (IRS Employer Identification Number)




                  120 Tredegar Street, Richmond, Virginia 23219
          (Address of principal executive offices, including zip code)



        Registrant's telephone number, including area code (804) 644-5411

                       James River Corporation of Virginia
                  (Former name, if changed since last report.)



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Item 5.       Other Events

              On September 16, 1997, Fort James Corporation is making this filing to include the exhibits hereto by means of incorporation by reference into Fort James Corporation's filings under the Securities Act of 1933, as amended.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c) Exhibits.

              23.1 Form of Consent of Arthur Andersen LLP relating to the audited financial statements of Fort Howard Corporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FORT JAMES CORPORATION

                                             By: /s/ Clifford A. Cutchins, IV
                                                 ---------------------------
                                                 Clifford A. Cutchins, IV
                                                 Senior Vice President &
                                                 General Counsel
Date: September 15, 1997